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                   Lotus Development
LOTUS              Corporation
DEVELOPMENT        85 Cambridge Parkway         Phone: 017-577-3500
CORPORATION        Cambridge, MA  02102         FAX:  017-639-1105

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CONFIDENTIAL

January 14, 1999

Mr. Ernest Cicogna
NetObjects, Inc.
602 Galveston Drive
Redwood City, California  94063

Re: Promotional Lotus Bundles distributed under the terms of the NetObjects License Agreement, dated March 18, 1997, between NetObjects, Inc.
("NetObjects") and International Business Machines Corporation ("IBM"), as amended ("Agreement")

Dear Ernie:

This letter is to confirm our agreement that in exchange for the mutual covenants contained herein, the letter agreement between IBM and NetObjects regarding the above subject matter, dated February 6, 1998, ("Letter") is hereby amended as described below:

1. The following statement is added to the end of the second paragraph contained in the Letter:

"IBM and NetObjects agree that during the time period between February 1, 1998 and June 30, 1999, ("Promotion Period") IBM and its Subsidiaries may distribute up to two hundred thousand (200,000) copies of the Lotus Bundles (described in Section 2 below), and instead of IBM paying the per copy Royalty Rate listed in Section 5 of Exhibit B of the Agreement for its distribution of the Lotus Bundles, [***] dollars $[***] will be deducted from the outstanding prepaid royalties listed in section 5 of Exhibit B of the Agreement. IBM is under no obligation to distribute the full 200,000 copies of Lotus Bundles, but, if, during the Distribution Period, IBM distributes fewer than the full 200,000 copies of Lotus Bundles, the foregoing [***] dollar ($[***]) deduction is still to be made from the outstanding prepaid royalties listed in the Agreement."

2. The first enumerated statement (i.e., "1. Licensed Work: NetObjects Fusion") is deleted.

3.  The second enumerated statement is amended to read as follows:

"2.  Lotus Bundles:   (a) NetObjects Fusion and Lotus Notes Designer for Domino
                      (b) NetObjects Fusion and Domino Intranet Starter Pack


*** Portions of this exhibit have been omitted and filed separately pursuant to a request for confidential treatment under Rule 406.
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4.  The third enumerated statement is amended to read as follows:
"3. Promotion Period:  February 1, 1998 - June 30, 1999:

5.  The forth enumerated statement is amended to read as follows:
"4.  Quantity:  up to 225,000 units of the Lotus Bundles"

6.  The fifth and six enumerated statements are each deleted in their entirety.

7.  A new fifth enumerated statement is added that reads as follows:

"5. IBM and NetObjects agree that during Promotion Period, IBM and its Subsidiaries may distribute up to twenty five thousand (25,000) copies of any version or release of NetObjects Fusion, and instead of IBM paying the per copy Royalty Rate listed in Section 5 of Exhibit B of the Agreement for its distribution of these 25,000 copies, [***] dollars ($[***]) will be deducted from the outstanding prepaid royalties listed in section 5 of Exhibit B of the Agreement ("Prepaid Royalties") no later than June 30, 1999 (the $[***] deduction is the "Lotus Upfront Royalty"), but if the balance of the Prepaid Royalties is less than [***] dollars ($[***]). IBM shall pay to NetObjects the difference between the outstanding balance of Prepaid Royalties and [***] dollars ($[***]) within thirty (30) days after IBM's receipt of an acceptable invoice, provided that such invoice is received by IBM no later than July 1, 1999. Notwithstanding the foregoing, the Lotus Upfront Royalty does not apply to a distribution by IBM or its Subsidiaries of NetObjects Fusion as part of the product branded as "Domino Application Studio" nor a distribution by IBM or its Subsidiaries of NetObjects Fusion as part of any IBM Websphere product line but applies to all other distributions of NetObjects Fusion by IBM and its Subsidiaries during the Promotion Period (i.e., if IBM distributes NetObjects Fusion as part of a product branded as "Domino Designer Release 5", IBM will pay the Royalty Rate listed in Section 5 of Exhibit B of the Agreement, but for all other distributions of NetObjects Fusion by IBM during the Promotion Period, the Lotus Upfront Royalty will apply, and no further royalty is owed by IBM for such distribution). IBM is under no obligation to distribute the full 25,000 copies of NetObjects Fusion, but, if IBM distributes fewer than the full 25,000 copies of NetObjects Fusion during the Promotion Period, the foregoing [***] dollar ($[***]) deduction is still to be made from the outstanding prepaid royalties listed in section 5 of Exhibit B of the Agreement."

The terms of the Agreement remain in full force and effect except as expressly provided above. Please sign below to indicate that the terms of this letter accurately reflect our agreement for this promotional bundle. Any copy of this Letter by reliable means (e.g., photocopy or facsimile) shall be deemed an original.

Sincerely,

/s/ Eileen Rudden

Eileen Rudden
Senior Vice-President
Lotus Development Corporation

ACCEPTED AND ACKNOWLEDGED

By: /s/ Ernest Cicogna
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Ernest Cicogna
NetObjects, Inc.
Date:   2-1-99


*** Portions of this exhibit have been omitted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 406.